                                                                    EXHIBIT 10.1



                              ROSS TECHNOLOGY, INC.
               STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN 3.0



1.       PURPOSE.

         The purpose of this Stock Option and Restricted Stock Purchase Plan 3.0 (the "Plan") of ROSS TECHNOLOGY, INC., a Delaware corporation (the "Company"), is to secure for the Company and its shareholders the benefits arising from stock ownership by selected officers and other key employees, directors, consultants and advisers of the Company or any of its subsidiaries. The Plan will provide a means whereby such persons may purchase shares of the common stock of the Company (the "Common Stock") pursuant to (i) options which will satisfy the requirements of "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) "nonqualified" stock options ("NSOs") and (iii) rights to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser ("Stock Purchase Rights").

2.       ADMINISTRATION.

         The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of two or more directors of the Company (the "Committee") or, if no committee has been appointed by the Board, then by the Board. From such time, if ever, as the Company becomes obligated to file reports under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Plan shall be administered only by the Committee which shall then consist solely of persons who are both "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or unanimous written consent of its members.

         Subject to the provisions of the Plan, the Committee shall have the full, absolute and unconditional discretion and authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options and Stock Purchase Rights shall be granted, whether any option will be an ISO or NSO, the number of shares to be subject to each option or Stock Purchase Right, the option price or restricted stock purchase price (as the case may be), the number of installments, if any, in which each option or Stock Purchase Right may be exercised, (v) to determine the circumstances under which exercisability of any option or vesting of any restricted stock may be accelerated, (vi) to determine the duration of each option, (vii) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, (viii) to amend the terms of any outstanding option or restricted stock, with consent of the option holder (or as otherwise provided in the individual option agreement), (ix) to convert an ISO into an NSO with consent of the option holder, and (x) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be made in good faith and shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

3.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 17, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, and the aggregate amount of such stock which may be issued upon exercise of all options and Stock Purchase Rights under the Plan shall not exceed Nine Million Six Hundred Ninety-Five Thousand (9,695,000) shares. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, or if the Company shall repurchase any Restricted Stock (as defined in Section 12(a)) pursuant to the repurchase option described in Section 12(b), the unpurchased shares subject to such expired or terminated option or the shares of Restricted Stock so repurchased, as the case may be, shall again be available for options to be granted or Restricted Stock to be issued under the Plan.

4.       ELIGIBILITY AND PARTICIPATION.

         Subject to Section 5, all officers and other key employees of the Company or of any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible for selection to participate in the Plan. Subject to
Section 5, Directors of the Company who are not regular employees of the Company and other non-employees who provide services to the Company or any subsidiary corporation may also participate in the Plan if the Board or the Committee so determines. An individual who has been granted an option or Stock Purchase Right may, if such individual is otherwise eligible, be granted one or more additional options or Stock Purchase Rights if the Committee shall so determine, subject to the other provisions of the Plan. No ISO may be granted to any person who, at the time the ISO is granted, is not an employee of the Company. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs (whenever granted) are exercisable for the first time by an option holder during any calendar year (under all incentive stock option plans of the Company and its affiliates) shall not exceed one hundred thousand dollars ($100,000). All ISOs granted under the Plan shall be granted within ten
(10) years from the date of adoption of this Plan. No participant may receive grants during any fiscal year of the Company or portion thereof of ISOs and NSOs, which, in the aggregate, cover more than One Million (1,000,000) shares or of Stock Purchase Rights which, in the aggregate, cover more than One Million (1,000,000) shares reduced by the number of shares covered by ISOs and NSOs granted to such participant in such fiscal year or portion thereof, subject to adjustment as provided in

Section 17. If an option expires or terminates for any reason without having been exercised in full, or if the Company repurchases any Restricted Stock pursuant to the repurchase option described in Section 12(b), the unpurchased shares subject to such expired or terminated option or the Restricted Stock so repurchased will continue to count against the maximum numbers of shares for which options or Stock Purchase Rights may be granted to a participant during any fiscal year of the Company or portion thereof.

5.       FORMULA AWARDS TO NON-EMPLOYEE DIRECTORS.

         Any person who is or becomes a director and who is not a full-time or substantially full-time employee of the Company, including without limitation any representative or employee of any stockholder of the Company who is permitted by such stockholder to hold Company stock options as his or her own personal property, is referred to herein as a "Non-Employee Director." From and after the date of approval and adoption of this Section 5, each person who becomes a Non-Employee Director shall automatically be granted an NSO to purchase Ten Thousand (10,000) shares of Common Stock, subject to adjustment pursuant to Section 17, which grant shall be made effective on the date he or she first becomes a Non-Employee Director; provided that he or she has not been an employee of the Company, or otherwise received a grant of Company stock options, within one year prior to such date.

         During the term of the Plan, on August 31 of each year, each Non-Employee Director shall also be granted an NSO to purchase an additional Two Thousand (2,000) shares of Common Stock, all subject to adjustment pursuant to
Section 17; provided, however, that no such annual grant shall be made to any person who has not completed at least six (6) months of service as a Non-Employee Director as of such August 31.

         The purchase price under each NSO granted to Non-Employee Directors shall equal one hundred percent (100%) of the fair market value of the stock subject to such NSO (as determined under Section 9) on the date the NSO is granted. Each NSO initially granted to a Non-Employee Director pursuant to the first paragraph of this Section 5 shall vest monthly over four years following the grant date at a rate of two and one-twelfths percent (2.08333%) per month. Each NSO granted to a Non-Employee Director on August 31 of any year pursuant to the preceding paragraph shall vest at a rate of eight and one-third percent (8.33333%) per month commencing with the thirty-seventh month following the grant date, such that 100% of such option shall vest by the date four years after the grant date. Once exercisable, each such NSO shall be fully exercisable for a period of ten (10) years from the date of grant.

         In addition to the grants described in this Section 5, the Committee may make such other grants of options and/or Stock Purchase Rights under this Plan to Non-Employee Directors as it may determine in its discretion.

6.       DURATION OF OPTIONS.

         Each option and all rights associated therewith shall expire on such date as the Committee may determine (as set forth in the particular option agreement), and shall be subject to earlier termination as provided herein; provided, however, that all stock options shall expire in any event within ten
(10) years from the date on which such options are granted, and provided, further, that in the case of ISOs granted to any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), each ISO shall expire in any event within five
(5) years from the date on which such ISO is granted.

7.       PURCHASE PRICE.

         Subject to Section 5, the purchase price of the stock covered by each option or Stock Purchase Right shall be determined by the Committee, but (a) in the case of ISOs, shall not be less than one hundred percent (100%) of the fair market value of such stock (as determined under Section 9) on the date the ISO is granted, and (b) in the case of ISOs granted to 10% Shareholders, shall not be less than one hundred and ten percent (110%) of the fair market value of such stock (as determined under Section 9) on the date the ISO is granted. The purchase price of the shares upon exercise of an option or Stock Purchase Right shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the approval of the Committee in its sole discretion, (i) in the case of options, by delivery of shares of Common Stock already owned by, and in the possession of the option holder, (ii) by a five-year, full-recourse promissory note, bearing interest at a rate to be determined by the Committee in its discretion, made by option holder in favor of the Company, secured by the shares issuable upon exercise or other property, or
(iii) in the case of options, through a "cashless exercise," in any case complying with applicable law (including, without limitation, state and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined (in accordance with Section 9) on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date).

8.       EXERCISE OF OPTIONS.

         Subject to Section 5, each option granted under this Plan shall be exercisable (i) in such installments and at such times before its expiration date as the Committee shall determine, and (ii) subject to such other conditions, if any, as the Committee shall determine. Unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder's option.

9.       FAIR MARKET VALUE OF COMMON STOCK.

         So long as the Common Stock continues to be publicly traded, the fair market value of the Common Stock, as of any given measurement date, shall be the average of the highest and the lowest sale prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded or the closing sales price or the average of the last bid and asked prices of the Common Stock on the NASDAQ National Market System or "over the counter" market, as applicable, in each case on such measurement date, or, if such measurement date is not a trading day, on the last trading day preceding such measurement date. If the Common Stock ceases to be publicly traded, the fair market value of a share of Common Stock shall be determined for purposes of the Plan by the Committee with reference to the most recent sale price of the Common Stock, the earnings history, book value, prospects of the Company in light of market conditions generally and such other factors as the Committee may deem appropriate to reflect the fair market value thereof.

10.      WITHHOLDING TAX.

         The Company shall have the right to take whatever steps the Committee deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver shares upon the exercise of options or Stock Purchase Rights under this Plan shall be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an ISO granted pursuant to the Plan within two years of the granting of the ISO or within one year after exercise of the ISO, (ii) the exercise of NSOs, or (iii) the purchase by an employee of Restricted Stock or the lapse or termination of the Company's repurchase option on Restricted Stock, the Company shall have the right to withhold taxes from any other compensation or other amounts which it may owe to the employee, or to require such employee or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to such shares. Without limiting the generality of the foregoing, the Committee in its discretion may authorize a participant to satisfy all or part of any withholding tax liability by (A) having the Company withhold from the shares which would otherwise be issued on the exercise of an NSO that number of shares having a fair market value as of the date the withholding tax liability arises equal to or less than the amount of the withholding tax liability, or (B) by delivering to the Company previously-owned and unencumbered shares of the Common Stock of the Company (including unencumbered shares of Restricted Stock as to which the Company's repurchase option has lapsed) having a fair market value as of the date the withholding tax liability arises equal to or less than the amount of the withholding tax liability.

11.      NONTRANSFERABILITY.

         An ISO granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the option holder's lifetime only by the option holder, regardless of any community property interest therein of the spouse of the option holder, or such spouse's successors in interest. If the spouse of the option holder shall have acquired a community property interest in such option, the option holder, or the option holder's permitted successors in interest, may exercise the option on behalf of the spouse of the option holder or such spouse's successors in interest.

         An NSO granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and shall be exercisable during the option holder's lifetime only by the option holder, or, to the extent permitted by the Committee or by the terms of the option agreement, the spouse of the option holder who obtained the option pursuant to such a qualified domestic relations order described herein or pursuant to Section 15.

         Each share of Restricted Stock issued under the Plan shall, by its terms, be non-transferable by the holder thereof, either voluntarily or by operation of law, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, until the Company's repurchase rights with respect to such share lapse or are cancelled in full.

         At the discretion of the Committee, any option agreement may contain restrictions on transfer of the shares issuable upon exercise of the option, and any Restricted Stock purchase agreement may contain restrictions on transfer of the shares purchased thereunder, in each case including a right of first refusal and/or a right of repurchase by the Company.

         Notwithstanding the foregoing, to the extent that the Committee so authorizes at the time an option or Stock Purchase Right is granted or amended, such option or Stock Purchase Right, or Restricted Stock purchased under such Stock Purchase Right, may be assigned, in connection with the holder's estate plan, in whole or in part, during the holder's lifetime to one or more members of the holder's immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such option, Stock Purchase Right, or Restricted Stock pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option, Stock Purchase Right, or Restricted Stock immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate. For purposes of this Section 11, the term "immediate family" means an individual's spouse, children, stepchildren, grandchildren and parents.

12.      STOCK PURCHASE RIGHTS.

         (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with stock option awards granted under the Plan and/or any other cash or non-cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

         (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

         (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

13. SHARES TO BE ISSUED IN COMPLIANCE WITH FEDERAL SECURITIES LAWS AND EXCHANGE RULES.

         At the discretion of the Committee, any option agreement may provide that the option holder (and any transferee), by accepting such option, represents and agrees that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person. In addition, at the discretion of the Committee, any Restricted Stock purchase agreement may provide that the purchaser (and any transferee), by accepting such Restricted Stock, represents and agrees that none of the shares so purchased are being acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and such agreement may provide for indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such purchaser. The Company shall use its reasonable efforts to take all necessary and appropriate action to assure that the shares issuable upon the exercise of any option or Stock Purchase Right shall be issued in full compliance with the Securities Act, state blue sky laws and all applicable listing requirements of any principal securities exchange on which shares of the same class are listed.

14.      TERMINATION OF EMPLOYMENT.

         If a holder of an ISO or NSO ceases to be employed by the Company or any of its subsidiary corporations for any reason other than the option holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder's ISO or NSO shall be exercisable for a period of three
(3) months (unless otherwise specified by the Committee in an individual stock option agreement) after the date the option holder ceases to be an employee of the Company or such subsidiary corporation (unless by its terms it sooner expires) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this Section 14, but no option may be exercised during any such leave of absence, except during the first three (3) months thereof. Termination of employment or other relationship with the Company by the holder of a Stock Purchase Right shall cause such Stock Purchase Right to lapse immediately, unless otherwise determined by the Committee in its discretion. Any option or Stock Purchase Right transferred pursuant to a qualified domestic relations order pursuant to Section 11 shall continue to be subject to the provisions governing the grant to the original grantee, including without limitation, the provisions governing exercisability, vesting and termination (which shall be determined by reference to the employment status of the original grantee), unless the option agreement or the Committee provides otherwise.

15.      DEATH OR PERMANENT DISABILITY OF OPTION HOLDER.

         If the holder of an ISO or NSO dies or becomes permanently disabled (within the meaning of Section 22(e)(3) of the Code) while the option holder is employed by the Company or any of its subsidiaries, the option holder's ISO or NSO shall be exercisable for a period of twelve (12) months (unless otherwise specified by the Committee in an individual stock option agreement) after the date of such death or permanent disability (unless by its terms it sooner expires) to the extent exercisable on the date of death or permanent disability and shall thereafter expire and be void and of no further force or effect. During such period after death, such ISO or NSO may, to the extent that it remained unexercised (but exercisable by the option holder according to such option's terms) on the date of such death, be exercised by the person or persons to whom the option holder's rights under the option shall pass by the option holder's will or by the laws of descent and distribution. The death or disability of a holder of a Stock Purchase Right shall cause such Stock Purchase Right to lapse immediately, unless otherwise determined by the Committee in its discretion.

16.      PRIVILEGES OF STOCK OWNERSHIP.

         No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon the exercise of any option unless and until there shall have been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

17.      ADJUSTMENTS.

         If the outstanding shares of the Common Stock (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. A corresponding adjustment shall also be made as to the number of shares to be granted to Non-Employee Directors pursuant to the formula provisions of Section 5.

         Upon the happening of a "Major Event" (as defined below), the Plan shall terminate, all options and Stock Purchase Rights theretofore granted hereunder shall terminate, and the Company shall repurchase all Restricted Stock remaining subject to repurchase options, unless the Committee provides, in its discretion, in the individual option agreements, or otherwise in writing in connection with such Major Event, for one or more of the following alternatives with respect to options and one or more of the following alternatives with respect to Stock Purchase Rights and Restricted Stock: (i) for the options theretofore granted to become immediately exercisable notwithstanding the provisions of Section 8; (ii) for the assumption by the successor corporation of the options and Stock Purchase Rights theretofore granted or agreements regarding Restricted Stock theretofore issued, or the substitution by such corporation for such options, rights and Restricted Stock of new options and rights covering the stock of the successor corporation and restricted stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation, in which event the Plan and the options, Stock Purchase Rights and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided; (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such options, Stock Purchase Rights and Restricted Stock; or (v) for the cancellation of the Company's repurchase options on Restricted Stock. A "Major Event" shall mean the occurrence of any of the following:

                  (A) Any "Person" or "Group" (as such terms are defined in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) other than Fujitsu Limited, a Japanese corporation, or a Person controlled thereby (collectively, "Fujitsu") is or becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, or of any entity resulting from a merger or consolidation involving the Company, representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or such entity.

                  (B) The consummation of the acquisition by Fujitsu, directly or indirectly, and regardless of the form or manner of the acquisition, of all of the issued and outstanding shares of Common Stock of the Company.

                  (C) The consummation of (x) a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any Person other than the Company, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in this subparagraph (C) (a "Transaction") does not otherwise result in a "Major Event" pursuant to subparagraph (A) of this definition of "Major Event"; provided, however, that no such Transaction shall constitute a "Major Event" under this subparagraph (C) if the Persons who were the stockholders of the Company immediately before the consummation of such Transaction and Fujitsu are the Beneficial Owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (C) or the Person to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph (C).

         Adjustments under this Section 17 shall be made by the Committee, whose reasonable determination in good faith as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

18.      AMENDMENT AND TERMINATION OF PLAN.

         The Board may at any time suspend or terminate the Plan. Subject to
Section 5, the Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to options granted under the Plan, except as permitted under the provisions of Section 17, or change the minimum purchase price of ISOs set forth in Section 7, or increase the maximum term of ISOs provided for in Section 6, or permit the granting of options to anyone other than as provided in Section 4, or otherwise materially increase the benefits accruing to participants under the Plan.

         Notwithstanding any other provision of this Plan to the contrary, no amendment, revision, suspension or termination of the Plan shall in any way modify, amend, alter or impair any rights or obligations under any option or Stock Purchase Right theretofore granted, or Restricted Stock purchase agreement theretofore entered into, under the Plan, without (a) specific action of the Board or the Committee, and (b) the written, signed consent of the holder of the affected option, Stock Purchase Agreement, or Restricted Stock; provided, however, that the Board or the Committee may unilaterally amend this Plan or any option, Stock Purchase Right or Restricted Stock purchase agreement, without the consent of the holder thereof, if such amendment is necessary or desirable to comply with the Securities Act, state blue sky laws, or applicable listing requirements of any principal securities exchange on which shares of the same class of securities for which the options or Stock Purchase Rights are exercisable are listed, to preserve the status of options as ISOs, or to preserve the tax deductibility to the Company of any awards made under this Plan.

19.      EFFECTIVE DATE OF PLAN.

         The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company (a) by the affirmative vote of the holders of a majority of the voting shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the Delaware General Corporation Law or (b) by the execution of a unanimous written consent duly executed in accordance with the Delaware General of Corporation Law by the holders of all the outstanding voting shares of the Company.

         The Stock Option and Restricted Stock Purchase Plan 3.0 shall be effective upon its adoption by the Company's Board of Directors, provided that, within twelve (12) months of such adoption, such Plan is approved by the affirmative vote of the holders of a majority of the voting shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the Delaware General Corporation Law.

20.      GOVERNING LAW.

         The Plan shall be governed for all purposes by the laws of the State of Delaware, and any issue arising in connection with the interpretation or enforcement of the Plan or of the terms or conditions of any option granted under the Plan shall be resolved in accordance therewith.